UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
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UNITED DEVELOPMENT FUNDING III, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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United Development Funding III, L.P.

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
TO BE HELD JUNE 9, 2009

TIME AND DATE:	10:00 a.m. local time on Tuesday, June 9, 2009.

PLACE:	Executive Offices of the Partnership 1301 Municipal Way, Suite 100 Grapevine, Texas 76051

ITEMS OF BUSINESS:	(1) Three proposals to amend certain provisions of our Second Amended and Restated Agreement of Limited Partnership, as amended.

(2) To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

RECORD DATE:	You may vote if you were a limited partner of record as of the close of business on April 13, 2009.

PROXY VOTING:	Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy as soon as possible. You may submit your proxy for the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed envelope provided or via telephone or Internet. For specific instructions on how to vote your units, please refer to the instructions on the proxy card.

By Order of the General Partner,

/s/  Hollis M. Greenlaw
Hollis M. Greenlaw
President and Chief Executive Officer

April 20, 2009
Grapevine, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF LIMITED PARTNERS TO BE HELD ON TUESDAY, JUNE 9, 2009.

The Proxy Statement is available at http://www.proxyvoting.com/udf3.

For directions to the Special Meeting, please call 1-800-859-9338.

You will need your assigned control number to vote your units of limited partnership interest. Your control number can be found on your proxy card.

UNITED DEVELOPMENT FUNDING III, L.P.

1301 Municipal Way, Suite 100
Grapevine, Texas 76051

Proxy Statement

Special Meeting of Limited Partners
To Be Held June 9, 2009

We are providing these proxy materials in connection with the solicitation by the general partner of United Development Funding III, L.P. (“UDF III,” the “Partnership,” “we,” “our,” or “us”), a Delaware limited partnership, of proxies for use at the Special Meeting of Limited Partners (the “Special Meeting”) to be held on Tuesday, June 9, 2009, at 10:00 a.m. local time at the executive offices of the Partnership, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Special Meeting. We reserve the right, in our sole discretion, to adjourn the Special Meeting to provide more time to solicit votes for the meeting.

This Proxy Statement, form of proxy and voting instructions are first being mailed or given to limited partners on or about April 22, 2009.

Limited Partners Entitled to Vote

Holders of our units of limited partnership interest at the close of business on April 13, 2009 (the “Record Date”) are entitled to receive this notice and to vote their units at the Special Meeting. As of the Record Date, there were 16,820,403 units of limited partnership interest outstanding. Each unit of limited partnership interest is entitled to one vote on each matter properly brought before the Special Meeting; provided, however, that any units of limited partnership interest owned or otherwise controlled by our general partner or its affiliates may not be voted.

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at the Special Meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

General

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our general partner is soliciting your proxy to vote your units of limited partnership interest of UDF III at a Special Meeting of Limited Partners. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting.

When is the Special Meeting and where will it be held?

The Special Meeting will be held on Tuesday, June 9, 2009, at 10:00 a.m. local time at the executive offices of the Partnership, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

Who is entitled to vote, and how many units of limited partnership interest can vote?

Anyone who owned our units of limited partnership interest at the close of business on April 13, 2009, the Record Date, is entitled to vote at the Special Meeting. As of the close of business on April 13, 2009, there were 16,820,403 units of limited partnership interest outstanding. Each unit of limited partnership interest is entitled to one vote on each matter properly brought before the Special Meeting; provided, however, that any units of limited partnership interest owned or otherwise controlled by our general partner or its affiliates may not be voted.

What may I vote on?

You may vote on three proposals to amend certain provisions of our Second Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”), and on any other proposal to be voted on.

How does the general partner recommend I vote on the proposals?

The general partner recommends a vote FOR ALL proposals to amend the Partnership Agreement.

How do I vote?

You may vote your units of limited partnership interest either in person or by proxy. In order to vote in person, you must attend the Special Meeting. Whether or not you plan to attend the meeting and vote in person, we urge you to have your vote recorded by submitting a proxy and giving the proxy holder permission to vote your units of limited partnership interest at the Special Meeting. The proxy holders who will vote your units of limited partnership interest as you instruct are Todd Etter and Hollis Greenlaw. The proxy holders will vote your units of limited partnership interest as you instruct, unless you return your signed proxy card, or authorize a proxy by telephone or over the Internet, but do not indicate how you wish to vote. In this case, your units of limited partnership interest will be voted FOR ALL proposals to amend the Partnership Agreement. With respect to any other proposals to be voted upon, the proxy holders will vote in accordance with the recommendation of the general partner or, in the absence of such a recommendation, in the discretion of the proxy holders.

Limited partners may submit their proxy via mail, using the enclosed proxy card. In addition, limited partners of record may authorize a proxy by following the “Telephone” instruction on the enclosed proxy card. Limited partners of record with Internet access may authorize a proxy by following the “Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the limited partner’s identity and to allow limited partners to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the Special Meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Special Meeting. The proxy holders will not vote your units of limited partnership interest if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or authorize your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF UNITS! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting limited partner votes. We encourage you to participate in the governance of UDF III and welcome your attendance at the Special Meeting.

What if I return my proxy card and then change my mind?

You have the right to revoke your proxy at any time before the vote by:

•	providing written notice of such revocation to the Secretary of the Partnership’s general partner;

•	properly signing and submitting a new proxy card with a later date;

•	authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•	attending and voting your units in person at the Special Meeting. Attending the Special Meeting will not revoke your proxy unless you specifically request it.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Special Meeting other than the proposals to amend the Partnership Agreement, if any other business is properly presented at the Special Meeting, your proxy gives authority to Todd Etter and Hollis Greenlaw to vote on such matters in accordance with the recommendation of the general partner or, in the absence of such a recommendation, in their discretion.

Who pays the cost of this proxy solicitation?

The costs of proxy solicitation will be borne by us. We have hired Paladin Business Systems to assist us in the distribution of proxy materials and solicitation of votes described above. We will pay Paladin Business Systems a fee of $2,500 plus customary costs and expenses for these services. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our units of limited partnership interest. Our general partner and employees of our general partner and its affiliates may also solicit proxies, but they will not be specifically compensated for these services.

Whom should I call if I have any questions?

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Investor Services
1301 Municipal Way, Suite 100
Grapevine, TX 76051
1-800-859-9338

Proposals to Amend the Partnership Agreement

Why is the general partner presenting these proposals?

The Partnership Agreement currently provides that not more than 17,500,000 units of limited partnership interest may be offered and sold to the public. The Partnership Agreement also currently provides that the Partnership must terminate the offering of units of limited partnership interest pursuant to the Partnership’s distribution reinvestment plan at the earlier of May 15, 2010 or upon the sale of all 17,500,000 units permitted to be offered and sold. The general partner believes that it is in the Partnership’s best interest to continue offering units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan since the proceeds from the distribution reinvestment plan are used to fund the Partnership’s unit redemption program, and thus, recommends that the limited partners adopt amendments to the Partnership Agreement that will permit the offer and sale of additional units to the public, and authorize an extension of the offer and sale of units, pursuant to a distribution reinvestment plan.

Upon approval by the limited partners of the Second Amendment to the Partnership Agreement, the Partnership intends to register approximately 5,000,000 additional units for sale to the Partnership’s limited partners pursuant to an Amended and Restated Distribution Reinvestment Plan for $20.00 per unit; provided, that our general partner, in its sole discretion, will determine whether such an offering is in the Partnership’s best interest, the actual number of units to be registered and the terms of any such offering. Such registration would be reflected in a registration statement pursuant to the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission. The proceeds raised pursuant to the proposed offering would be used to fund the Partnership’s unit redemption program, and remaining proceeds may be used for general partnership purposes, including, but not limited to, originating, purchasing, participating in and holding for investment mortgage loans, making other investments in real estate, payment of fees and other costs, and repayment of debt. It is currently intended that the offering and sale of units pursuant to such Amended and Restated Distribution Reinvestment Plan will not be subject to any sales commissions, thus allowing the Partnership’s limited partners to acquire more units pursuant to the Amended and Restated Distribution Reinvestment Plan than would be acquired if such reinvestment was subject to the payment of a sales commission. As a result, the general partner recommends that the limited partners adopt amendments to the Partnership Agreement to provide that the general partner shall have the discretion to reduce or eliminate the 1% sales commission that is currently payable with respect to sales of units pursuant to the Partnership’s current distribution reinvestment plan.

What proposals am I being asked to vote on?

Limited partners are being asked to vote on three proposals to amend certain provisions of the Partnership Agreement.

Has the general partner approved each proposal?

Yes. The general partner approved all proposals and recommends that you vote to approve them.

What amendments to the Partnership Agreement are proposed and how do they affect the Partnership and the limited partners?

Amendments to Sections 8.5 and 8.6

Under the Second Amendment to the Partnership Agreement, the preamble to Section 8.5 and the first paragraph of Section 8.6 would be revised to permit the Partnership to offer and sell units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan in addition to the 17,500,000 units of limited partnership interest offered and sold to the public pursuant to the Partnership’s initial public offering. The general partner would have discretion to determine the number of units of limited partnership interest to be offered and sold to limited partners pursuant to a distribution reinvestment plan under a registration statement pursuant to the Securities Act of 1933, as amended.

The general partner believes that these revisions are necessary in order to allow the Partnership to continue offering and selling units to limited partners pursuant to a distribution reinvestment plan. If these revisions are not approved by the limited partners, the Partnership’s distribution reinvestment plan will have to be terminated at the earlier of May 15, 2010 or upon the sale of all 17,500,000 units currently permitted under the Partnership Agreement.

Amendment to Section 8.9

Under the Second Amendment to the Partnership Agreement, the preamble to Section 8.9 would be revised to permit the Partnership to offer and sell units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan in an offering subsequent to the Partnership’s initial public offering, under a registration statement pursuant to the Securities Act of 1933, as amended. The general partner would have the discretion to determine the terms and conditions of this subsequent offer and sale of units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan.

The general partner believes that these revisions are necessary in order to allow the Partnership to continue offering and selling units to limited partners pursuant to a distribution reinvestment plan. If these revisions are not approved by the limited partners, the Partnership’s distribution reinvestment plan will have to be terminated no later than May 15, 2010.

Amendment to Section 13.5

Currently, Section 13.5 of the Partnership Agreement provides that the sale of units of limited partnership interest pursuant to the Partnership’s distribution reinvestment plan is subject to a 1% sales commission. As previously disclosed herein, the Partnership intends to register additional units for sale to the Partnership’s limited partners pursuant to an Amended and Restated Distribution Reinvestment Plan. It is currently intended that the offering and sale of units pursuant to such Amended and Restated Distribution Reinvestment Plan will not be subject to any sales commissions, thus allowing the Partnership’s limited partners to acquire more units pursuant to the Amended and Restated Distribution Reinvestment Plan than would be acquired if such reinvestment was subject to the payment of a sales commission.

As a result, under the Second Amendment to the Partnership Agreement, Section 13.5 would be revised to provide that the general partner shall have the discretion to reduce or eliminate the 1% sales commission that is payable with respect to sales of units pursuant to the Partnership’s current distribution reinvestment plan.

What happens if I do not vote?

If you do not vote, it will have the same effect as a vote against each proposal to amend the Partnership Agreement.

If all of the proposals to amend the Partnership Agreement are approved, what will happen?

If all of the proposed amendments to the Partnership Agreement are approved, the Partnership will adopt the Second Amendment to the Partnership Agreement in substantially the form attached as Appendix A (with markings to reflect revisions removed).

If fewer than all of the proposals to amend the Partnership Agreement are approved, what will happen?

Because the approval of all proposed amendments to the Partnership Agreement is necessary to allow the Partnership to continue offering units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan, if fewer than all of the proposed amendments are approved, the Partnership Agreement will not be amended and the Partnership will continue to be governed by the Partnership Agreement as currently in effect. As a result, the Partnership’s distribution reinvestment plan will have to be terminated at the earlier of May 15, 2010 or upon the sale of all 17,500,000 units currently permitted under the Partnership Agreement.

HOW TO VOTE IF YOU ARE A LIMITED PARTNER OF RECORD

Your vote is important. You can save your Partnership the expense of a second mailing by voting promptly.

Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Authorizing a proxy will not limit your right to vote at the Special Meeting if you decide to attend in person. If your units are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Special Meeting. If you submit a proxy but do not indicate any voting instructions, the units represented by that proxy will be voted FOR ALL the proposals to amend the Partnership Agreement reflected in the Second Amendment to the Partnership Agreement. With respect to any other business that may properly come before the limited partners for a vote at the Special Meeting, your units will be voted in the discretion of the holders of the proxy.

Required Vote

Each unit of limited partnership interest outstanding on the Record Date is entitled to one vote on all matters coming before the Special Meeting. If a unit is represented for any purpose at the Special Meeting, it is deemed to be present for all matters. A limited partner may abstain from voting with respect to each item submitted for approval by the limited partners. Abstentions will not be counted as votes cast.

Approval of each amendment to the Partnership Agreement reflected in the Second Amendment to the Partnership Agreement requires the affirmative vote of a majority of the outstanding units of limited partnership interest; provided, however, that any units of limited partnership interest owned or otherwise controlled by our general partner or its affiliates may not be voted and will not be included in the total number of outstanding units. Abstentions will have the effect of a vote against each amendment to the Partnership Agreement. Because the approval of all proposed amendments to the Partnership Agreement is necessary to allow the Partnership to continue offering units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan, if fewer than all of the proposed amendments are approved, the Partnership Agreement will not be amended and the Partnership will continue to be governed by the Partnership Agreement as currently in effect.

Proxy Authorization by Telephone or Internet

Limited partners of record who live in the United States may authorize proxies by following the “Vote by Telephone” instructions on their proxy cards. Limited partners of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the limited partner’s identity and to allow limited partners to authorize a proxy and confirm that their instructions have been properly recorded.

Please refer to the enclosed proxy card for instructions. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Voting on Other Matters

Our general partner does not presently intend to bring any business before the Special Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Special Meeting. If other matters are properly presented at the Special Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Special Meeting.

Revocation of Proxies

You can revoke your proxy at any time before it is voted by:

•	providing written notice of such revocation to the Secretary of the Partnership’s general partner;

•	properly signing and submitting a new proxy card with a later date;

•	authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy is counted); or

•	attending and voting your units in person at the Special Meeting. Attending the Special Meeting will not revoke your proxy unless you specifically request it.

Proxy Solicitation

The costs of proxy solicitation will be borne by us. We have hired Paladin Business Systems to assist us in the distribution of proxy materials and solicitation of votes described above. We will pay Paladin Business Systems a fee of $2,500 plus customary costs and expenses for these services. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our units of limited partnership interest. Our general partner and employees of our general partner and its affiliates may also solicit proxies, but they will not be specifically compensated for these services.

Interest of Certain Persons in Matters to Be Acted On

No general partner, executive officer of the general partner, associate of the general partner or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We do not have any officers or directors. Our general partner owns all of the general partnership interest. We do not maintain any equity compensation plans, and no arrangements exist that would, upon operation, result in a change in control for us.

The following table sets forth information as of March 31, 2009 regarding the beneficial ownership of our limited partnership interest and general partnership interest by each person known by us to own 5% or more of the outstanding class of partnership interest, each director of our general partner, each director or executive officer of our general partner, and the directors and executive officers of our general partner and our general partner, as a group. There are no limited partners known by us who beneficially owned more than 5% of our limited partnership units as of March 31, 2009. The percentage of beneficial ownership is calculated based on 16,796,835 limited partnership units outstanding and contributions from our general partner as of March 31, 2009.

		Limited
		Partnership
		Units	Percent
		Beneficially	Of
Title of Class	Beneficial Owner	Owned	Class

Limited partner interest	Todd F. Etter(1)(2)(3)	2,429.55	*
Limited partner interest	Hollis M. Greenlaw(1)(2)(3)	3,352.00	*
Limited partner interest	Michael K. Wilson(1)(3)	1,135.20	*
Limited partner interest	Ben L. Wissink(1)(2)(3)	—	*
Limited partner interest	Cara D. Obert(1)(2)	—	*
General partner interest	UMTH Land Development, L.P.(4)	—	100%
All directors, executive officers and the general partner as a group (6 persons)		6,916.75	*

*	Denotes less than 1%

(1)	The address of Messrs. Etter, Greenlaw, Wilson and Wissink and Ms. Obert is 1301 Municipal Way, Suite 100, Grapevine, Texas 76051.

(2)	Executive officer of UMTH Land Development, L.P., our general partner.

(3)	Executive officer and/or director of UMT Services, Inc., general partner of UMTH Land Development, L.P.

(4)	The address of UMTH Land Development, L.P. is 1301 Municipal Way, Suite 100, Grapevine, Texas 76051. UMTH Land Development, L.P. had an initial $100 capital contribution, but has not purchased limited partnership units.

None of the above units has been pledged as security.

PROPOSED AMENDMENTS TO PARTNERSHIP AGREEMENT

Introductory Note

On April 8, 2009, our general partner adopted a resolution declaring the Second Amendment to the Partnership Agreement advisable and recommending that our limited partners approve the amendments reflected in the Second Amendment to the Partnership Agreement. The Partnership Agreement currently provides that not more than 17,500,000 units of limited partnership interest may be offered and sold to the public. The Partnership Agreement also currently provides that the Partnership must terminate the offering of units of limited partnership interest pursuant to the Partnership’s distribution reinvestment plan at the earlier of May 15, 2010 or upon the sale of all 17,500,000 units permitted to be offered and sold. The general partner believes that it is in the Partnership’s best interest to continue offering units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan since the proceeds from the distribution reinvestment plan are used to fund the Partnership’s unit redemption program, and thus, recommends that the limited partners adopt amendments to the Partnership Agreement that will permit the offer and sale of additional units to the public, and authorize an extension of the offer and sale of units, pursuant to a distribution reinvestment plan.

Upon approval by the limited partners of the Second Amendment to the Partnership Agreement, the Partnership intends to register approximately 5,000,000 additional units for sale to the Partnership’s limited partners pursuant to an Amended and Restated Distribution Reinvestment Plan for $20.00 per unit; provided, that our general partner, in its sole discretion, will determine whether such an offering is in the Partnership’s best interest, the actual number of units to be registered and the terms of any such offering. Such registration would be reflected in a registration statement pursuant to the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission. The proceeds raised pursuant to the proposed offering would be used to fund the Partnership’s unit redemption program, and remaining proceeds may be used for general partnership purposes, including, but not limited to, originating, purchasing, participating in and holding for investment mortgage loans, making other investments in real estate, payment of fees and other costs, and repayment of debt. It is currently intended that the offering and sale of units pursuant to such Amended and Restated Distribution Reinvestment Plan will not be subject to any sales commissions, thus allowing the Partnership’s limited partners to acquire more units pursuant to the Amended and Restated Distribution Reinvestment Plan than would be acquired if such reinvestment was subject to the payment of a sales commission. As a result, the general partner recommends that the limited partners adopt amendments to the Partnership Agreement to provide that the general partner shall have the discretion to reduce or eliminate the 1% sales commission that is currently payable with respect to sales of units pursuant to the Partnership’s current distribution reinvestment plan.

If fewer than all of the proposed amendments are approved, the Partnership Agreement will not be amended and the Partnership will continue to be governed by the Partnership Agreement as currently in effect. The general partner believes that the amendments reflected in the Second Amendment to the Partnership Agreement work together to permit the continued offer and sale of units of limited partnership interest pursuant to a distribution reinvestment plan.

Each amendment to the Partnership Agreement is described below. The underscored language represents the proposed new language and the strike-through text represents the proposed deleted language. A form of the Second Amendment to the Partnership Agreement, marked to reflect the proposed amendments to the specific sections of the Partnership Agreement, is attached to this Proxy Statement as Appendix A, and this summary of the provisions of the Partnership Agreement is qualified in its entirety by reference to Appendix A.

Proposal 1:  Amendments to Sections 8.5 and 8.6

Under the Second Amendment to the Partnership Agreement, the preamble to Section 8.5 and the first paragraph of Section 8.6 would be revised to permit the Partnership to offer and sell units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan in addition to the 17,500,000 units of limited partnership interest offered and sold to the public pursuant to the Partnership’s initial public offering. The general partner would have discretion to determine the number of units of limited partnership interest to be offered and sold to limited partners pursuant to a distribution reinvestment plan under a registration statement pursuant to the Securities Act of 1933, as amended.

The general partner believes that these revisions are necessary in order to allow the Partnership to continue offering and selling units to limited partners pursuant to a distribution reinvestment plan. If these revisions are not approved by the limited partners, the Partnership’s distribution reinvestment plan will have to be terminated at the earlier of May 15, 2010 or upon the sale of all 17,500,000 units currently permitted under the Partnership Agreement.

Section 8.5 of the Partnership Agreement as proposed to be amended would read as follows:

“8.5  Limited Partner Contributions.  The General Partner is authorized and directed to raise capital for the Partnership as provided in the Prospectus by offering and selling not more than an aggregate of seventeen million five hundred thousand (17,500,000) Units to Limited Partners pursuant to the Offering and by offering and selling additional Units to Limited Partners, in an amount to be determined at the sole discretion of the General Partner, in any subsequent offering of Units to the public pursuant to a Distribution Reinvestment Plan registered pursuant to a Registration Statement as follows:

(a) Each Unit shall be issued for a purchase price of twenty dollars ($20.00) less any discounts authorized in the Prospectus.

(b) Except as set forth below, the minimum purchase of Units shall be two hundred fifty (250) Units (or such greater minimum number of Units as may be required under applicable state or federal laws). Notwithstanding the foregoing, the minimum purchase of Units by Retirement Plans shall be one hundred fifty (150) Units. Fractional Units may be sold at the discretion of the General Partner. Notwithstanding the foregoing, the provisions set forth above relating to the minimum number of Units which may be purchased shall not apply to purchases of Units pursuant to the Distribution Reinvestment Plan described in Section 8.15 hereof or a qualified Distribution Reinvestment Plan authorized by the partnership agreement of one of the Prior UDF Programs or reinvestment plans of other public real estate programs.

(c) The General Partner may refuse to accept subscriptions for Units and contributions tendered therewith for any reason whatsoever.

(d) Each Unit sold to a subscriber shall be fully paid and nonassessable.

The General Partner is further authorized to cause the Partnership to issue additional Units to Limited Partners pursuant to the terms of any plan of merger, plan of exchange or plan of conversion adopted by the Partnership pursuant to the provisions of Section 11.5 hereof.”

Section 8.6 of the Partnership Agreement as proposed to be amended would read as follows:

“8.6  Admission of Limited Partners.  No action or consent by any Limited Partners shall be required for the admission of Additional Limited Partners to the Partnership, provided that the Partnership may not issue more than seventeen million five hundred thousand (17,500,000) Units to Limited Partners pursuant to the Offering, but may issue additional Units to Limited Partners, in an amount to be determined at the sole discretion of the General Partner, in any subsequent offering of Units to the public pursuant to a Distribution Reinvestment Plan registered pursuant to a Registration Statement. Funds of subscribers for Units pursuant to the Offering shall be held in the escrow account described in Section 8.8 below. Such funds shall not be released from escrow, and no subscribers for Units shall be admitted to the Partnership unless and until the receipt and acceptance by the Partnership of the Minimum Offering. At any time thereafter, the Capital Contributions of such subscribers may be released directly to the Partnership, provided that such subscribers in the initial escrow shall be admitted to the Partnership within fifteen (15) days after such release. Subscriptions from subsequent subscribers shall be accepted or rejected within thirty (30) days of receipt by the Partnership, and if rejected, all funds shall be returned to subscribers within ten (10) business days. Subsequent subscribers shall be deemed admitted as Limited Partners of the Partnership on the day on which the subscriptions from such Persons are accepted by the Partnership.

No Person who subscribes for Units in the Offering shall be admitted as a Limited Partner who has not executed and delivered to the Partnership the Subscription Agreement specified in the Prospectus, together with such other documents and instruments as the General Partner may deem necessary or desirable to effect such admission, including, but not limited to, the written acceptance and agreement by such Person to be bound by the terms and conditions of this Agreement. Any Person who shall receive Units pursuant to a plan of merger, plan of exchange or plan of conversion adopted by the Partnership pursuant to Section 11.5 hereof shall also be required to execute and deliver to the Partnership, as a condition to admission as a Limited Partner, such documents and instruments as the General Partner may deem necessary or desirable to affect such admission, including, but not limited to, the written acceptance and agreement by such Person to be bound by the terms and conditions of this Agreement.”

Proposal 2:  Amendment to Section 8.9

Under the Second Amendment to the Partnership Agreement, the preamble to Section 8.9 would be revised to permit the Partnership to offer and sell units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan in an offering subsequent to the Partnership’s initial public offering, under a registration statement pursuant to the Securities Act of 1933, as amended. The general partner would have the discretion to determine the terms and conditions of this subsequent offer and sale of units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan.

The general partner believes that these revisions are necessary in order to allow the Partnership to continue offering and selling units to limited partners pursuant to a distribution reinvestment plan. If these revisions are not approved by the limited partners, the Partnership’s distribution reinvestment plan will have to be terminated no later than May 15, 2010.

Section 8.9 of the Partnership Agreement as proposed to be amended would read as follows:

“8.9  Public Offering.  Subject to the provisions of Section 8.7 above and subject to compliance with applicable state securities laws and regulations, the Offering may extend for up to two years from the date of original effectiveness at the discretion of the General Partner; provided, however, that the General Partner may elect to extend the Offering solely for the Units reserved for issuance pursuant to the Distribution Reinvestment Plan for up to four years from the date of original effectiveness; provided, further, that the General Partner may issue additional Units to Limited Partners, in an amount to be determined at the sole discretion of the General Partner, in any subsequent offering of Units to the public pursuant to a Distribution Reinvestment Plan registered pursuant to a Registration Statement. Except as otherwise provided in this Agreement, the General Partner shall have sole and complete discretion in determining the terms and conditions of the offer and sale of Units and is
~~are~~ hereby authorized and directed to do all things which it deems to be necessary, convenient, appropriate and advisable in connection therewith, including, but not limited to, the preparation and filing of the Registration Statement with the Securities and Exchange Commission and the securities commissioners (or similar agencies or officers) of such jurisdictions as the General Partner shall determine, and the execution or performance of agreements with selling agents and others concerning the marketing of the Units, all on such basis and upon such terms as the General Partner shall determine.”

Proposal 3:  Amendment to Section 13.5

Currently, Section 13.5 of the Partnership Agreement provides that the sale of units of limited partnership interest pursuant to the Partnership’s distribution reinvestment plan is subject to a 1% sales commission. As previously disclosed herein, the Partnership intends to register additional units for sale to the Partnership’s limited partners pursuant to an Amended and Restated Distribution Reinvestment Plan. It is currently intended that the offering and sale of units pursuant to such Amended and Restated Distribution Reinvestment Plan will not be subject to any sales commissions, thus allowing the Partnership’s limited partners to acquire more units pursuant to the Amended and Restated Distribution Reinvestment Plan than would be acquired if such reinvestment was subject to the payment of a sales commission.

As a result, under the Second Amendment to the Partnership Agreement, Section 13.5 would be revised to provide that the general partner shall have the discretion to reduce or eliminate the 1% sales commission that is payable with respect to sales of units pursuant to the Partnership’s current distribution reinvestment plan.

Section 13.5 of the Partnership Agreement as proposed to be amended would read as follows:

“13.5  Commissions on Reinvestment or Distribution.  The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under Article XII hereof) to a General Partner in connection with the reinvestment or distribution of the proceeds of the sale, exchange or financing of Partnership Properties, provided, however, that any Units purchased pursuant to the Distribution Reinvestment Plan will be subject to a maximum
1% sales commission, which may be reduced or eliminated in the sole discretion of the General Partner.”

THE GENERAL PARTNER UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” AMENDMENTS TO THE PARTNERSHIP AGREEMENT. APPROVAL OF ALL OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT SHALL ALSO CONSTITUTE THE AUTHORIZATION OF THE PARTNERSHIP’S GENERAL PARTNER TO TAKE AND TO DO SUCH FURTHER ACTS AND DEEDS, AND TO EXECUTE AND DELIVER SUCH DOCUMENTS, PAPERS AND INSTRUMENTS AS ARE NECESSARY, APPROPRIATE, ADVISABLE OR REQUIRED IN ORDER TO EFFECTUATE SUCH AMENDMENTS TO THE PARTNERSHIP AGREEMENT. IF FEWER THAN ALL OF THE PROPOSED AMENDMENTS ARE APPROVED, THE PARTNERSHIP AGREEMENT WILL NOT BE AMENDED AND THE PARTNERSHIP WILL CONTINUE TO BE GOVERNED BY THE PARTNERSHIP AGREEMENT AS CURRENTLY IN EFFECT.

ADDITIONAL INFORMATION

We electronically file an annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports with the Securities and Exchange Commission. Copies of our filings with the Securities and Exchange Commission may be obtained from our web site at http://www.udfonline.com or at the Securities and Exchange Commission’s web site at http://www.sec.gov. Access to these filings is free of charge.

OTHER MATTERS

We are not aware of any other matter to be presented for action at the Special Meeting other than those mentioned in the Notice of Special Meeting of Limited Partners and referred to in this Proxy Statement.

BY ORDER OF THE GENERAL PARTNER,

/s/  Hollis M. Greenlaw
Hollis M. Greenlaw
President and Chief Executive Officer

APPENDIX A

FORM OF SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
UNITED DEVELOPMENT FUNDING III, L.P.

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of United Development Funding III, L.P. (the “Partnership”) is made and entered into this           day of          , 2009 by UMTH Land Development, L.P., a Delaware limited partnership, as the General Partner, Todd Etter, a Texas resident, as the Initial Limited Partner, and those parties who from time to time become Limited Partners as provided in the Second Amended and Restated Agreement of Limited Partnership, as amended, as the Limited Partners (capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, each as defined below).

WHEREAS, on June 13, 2005, a Certificate of Limited Partnership was filed with the Secretary of State of the State of Delaware, pursuant to which the General Partner and the Initial Limited Partner formed the Partnership under the Delaware Revised Uniform Limited Partnership Act;

WHEREAS, the parties hereto previously entered into that certain Agreement of Limited Partnership dated February 1, 2006;

WHEREAS, the parties hereto previously entered into that certain Amended and Restated Agreement of Limited Partnership dated February 9, 2006;

WHEREAS, the parties hereto previously entered into that certain Second Amended and Restated Agreement of Limited Partnership dated April 21, 2006 (the “Second Amended and Restated Partnership Agreement”);

WHEREAS, the parties hereto previously entered into that certain First Amendment to Second Amended and Restated Agreement of Limited Partnership dated April 25, 2008 (the “First Amendment”);

WHEREAS, the parties desire to amend the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, to permit the Partnership to continue to offer and sell Units to Limited Partners pursuant to the Distribution Reinvestment Plan that are in addition to the Units offered and sold pursuant to the Offering;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Preamble to Section 8.5.  The preamble to Section 8.5 of the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

“8.5 Limited Partner Contributions.  The General Partner is authorized and directed to raise capital for the Partnership as provided in the Prospectus by offering and selling not more than an aggregate of seventeen million five hundred thousand (17,500,000) Units to Limited Partners pursuant to the Offering and by offering and selling additional Units to Limited Partners, in an amount to be determined at the sole discretion of the General Partner, in any subsequent offering of Units to the public pursuant to a Distribution Reinvestment Plan registered pursuant to a Registration Statement as follows:”

2. Amendment to First Paragraph of Section 8.6.  The first paragraph of Section 8.6 of the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

“8.6 Admission of Limited Partners.  No action or consent by any Limited Partners shall be required for the admission of Additional Limited Partners to the Partnership, provided that the Partnership may not issue more than seventeen million five hundred thousand (17,500,000) Units to Limited Partners pursuant to the Offering, but may issue additional Units to Limited Partners, in an amount to be determined at the sole discretion of the General Partner, in any subsequent offering of Units to the public pursuant to a Distribution

Reinvestment Plan registered pursuant to a Registration Statement
. Funds of subscribers for Units pursuant to the Offering shall be held in the escrow account described in Section 8.8 below. Such funds shall not be released from escrow, and no subscribers for Units shall be admitted to the Partnership unless and until the receipt and acceptance by the Partnership of the Minimum Offering. At any time thereafter, the Capital Contributions of such subscribers may be released directly to the Partnership, provided that such subscribers in the initial escrow shall be admitted to the Partnership within fifteen (15) days after such release. Subscriptions from subsequent subscribers shall be accepted or rejected within thirty (30) days of receipt by the Partnership, and if rejected, all funds shall be returned to subscribers within ten (10) business days. Subsequent subscribers shall be deemed admitted as Limited Partners of the Partnership on the day on which the subscriptions from such Persons are accepted by the Partnership.”

3. Amendment to Section 8.9.  Section 8.9 of the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

“8.9 Public Offering.  Subject to the provisions of Section 8.7 above and subject to compliance with applicable state securities laws and regulations, the Offering may extend for up to two years from the date of original effectiveness at the discretion of the General Partner; provided, however, that the General Partner may elect to extend the Offering solely for the Units reserved for issuance pursuant to the Distribution Reinvestment Plan for up to four years from the date of original effectiveness; provided, further, that the General Partner may issue additional Units to Limited Partners, in an amount to be determined at the sole discretion of the General Partner, in any subsequent offering of Units to the public pursuant to a Distribution Reinvestment Plan registered pursuant to a Registration Statement. Except as otherwise provided in this Agreement, the General Partner shall have sole and complete discretion in determining the terms and conditions of the offer and sale of Units and is
~~are~~ hereby authorized and directed to do all things which it deems to be necessary, convenient, appropriate and advisable in connection therewith, including, but not limited to, the preparation and filing of the Registration Statement with the Securities and Exchange Commission and the securities commissioners (or similar agencies or officers) of such jurisdictions as the General Partner shall determine, and the execution or performance of agreements with selling agents and others concerning the marketing of the Units, all on such basis and upon such terms as the General Partner shall determine.”

4. Amendment to Section 13.5.  Section 13.5 of the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, is hereby deleted in its entirety and replaced with the following:

“13.5 Commissions on Reinvestment or Distribution.  The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under Article XII hereof) to a General Partner in connection with the reinvestment or distribution of the proceeds of the sale, exchange or financing of Partnership Properties, provided, however, that any Units purchased pursuant to the Distribution Reinvestment Plan will be subject to a maximum
1% sales commission, which may be reduced or eliminated in the sole discretion of the General Partner.”

5. Effect.  Except as set forth above, the Second Amended and Restated Partnership Agreement, as amended by the First Amendment, shall remain in full force and effect.

6. Counterparts.  This Second Amendment to Second Amended and Restated Agreement of Limited Partnership may be executed in one or more counterparts, each of which shall be deemed part of the same document.

IN WITNESS WHEREOF, the undersigned hereby execute this Second Amendment to Second Amended and Restated Agreement of Limited Partnership of United Development Funding III, L.P. under seal as of the date and year first above written.

INITIAL LIMITED PARTNER:

TODD ETTER

GENERAL PARTNER:

UMTH LAND DEVELOPMENT, L.P.
A Delaware limited partnership

By:

Name:

Title:

ATTEST:

By:

Name:

Title:

INVESTOR # # OF UNITS	PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
United Development Funding III, L.P.
1301 Municipal Way, Suite 100
Grapevine, Texas 76051

THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER
     The undersigned limited partner of United Development Funding III, L.P., a Delaware limited partnership (the “Partnership”), hereby appoints Todd Etter and Hollis Greenlaw, or any one of them, with full power of substitution, to attend the Special Meeting of Limited Partners to be held at the executive offices of the Partnership, 1301 Municipal Way, Suite 100, Grapevine, Texas 76051, on Tuesday, June 9, 2009, at 10:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Limited Partners and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When units are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Partnership’s general partner is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.
PLEASE RETURN ONLY THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. DO NOT RETURN THE PROXY STATEMENT.
IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF LIMITED PARTNERS TO BE HELD ON TUESDAY, JUNE 9, 2009.
The Proxy Statement is available at http://www.proxyvoting.com/udf3.
For directions to the Special Meeting, please call 1-800-859-9338.
(Continued, and to be marked, dated and signed, on the other side)
Address Change/Comments
(Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲

YOUR VOTE IS IMPORTANT!
You can authorize a proxy in one of three ways:
1.	Vote by Telephone: Call toll-free 1-866-540-5757 on a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
2.	Vote by Internet at the following Internet Address: www.proxyvoting.com/udf3
Follow the instructions provided there.
or
3.	Vote by Mail: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE VOTE

The votes entitled to be cast by the Limited Partner will be cast as directed by the Limited Partner. If this Proxy is executed but no direction is given, the votes entitled to be cast by the Limited Partner will be cast “FOR ALL” proposed amendments to the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as amended. The votes entitled to be cast by the Limited Partner will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies, that may properly come before the meeting or any adjournment or postponement thereof.	Mark Here for Address Change or Comments PLEASE SEE REVERSE SIDE	☐
	PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK	☒
THE GENERAL PARTNER RECOMMENDS A VOTE “FOR ALL” PROPOSED AMENDMENTS TO THE PARTNERSHIP’S SECOND AMENDED AND

RESTATED AGREEMENT OF LIMITED PARTNERSHIP, AS AMENDED
		For	Against	Abstain
Amendments to the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as Amended		All	All	All
For each amendment separately:		☐	☐	☐
		For	Against	Abstain
1.	Amendments to Sections 8.5 and 8.6	☐	☐	☐
2.	Amendment to Section 8.9	☐	☐	☐
3.	Amendment to Section 13.5	☐	☐	☐
To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder

Signature	Date:

Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope
Signature if held jointly	Date:

Required only if notice has been given to the Secretary of the Partnership’s general partner that the signature of a single joint tenant or tenant in common owner is not sufficient to bind all owners. Please mark, date and sign as your name appears on the reverse side and return in the enclosed envelope.
▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting are available through 11:59 p.m. Eastern Time the day prior to special meeting day.
If you authorize a proxy by telephone or Internet, the named proxies will be authorized to vote your units in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/udf3		TELEPHONE 1-866-540-5757
OR
Use the Internet to authorize your proxy. Have your proxy card in hand when you access the website.		Use any touch-tone telephone to authorize your proxy. Have your proxy card in hand when you call.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization

If you authorize your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage paid envelope.
THANK YOU FOR VOTING